WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

     This Waiver and Amendment, dated as of January 31, 1998, is entered into by and among ROSS STORES, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").


                               RECITALS

     A. The Company, Banks, and Agent are parties to a Credit
Agreement dated as of September 15, 1997 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

     B. The Company has requested the waiver of certain terms of the Credit Agreement to permit the formation and capitalization of the new Subsidiaries listed on Exhibit A (the "Subsidiaries").

     C. The Banks are willing to provide such waiver, subject to the terms and conditions of this Waiver and Amendment.

                               AGREEMENT

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2. Waiver. The Banks hereby consent to the formation and capitalization of the Subsidiaries, substantially in accordance with the plan previously provided to the Banks, and agree that the formation and capitalization of the Subsidiaries and the execution by such Subsidiaries of the guaranties required by this Waiver and Amendment, shall not be considered in calculating compliance with section 7.04 of the Credit Agreement.

     3. Amendment to Credit Agreement. Section 8.01 of the Credit
Agreement, "Event of Default," is hereby amended by adding the following subparagraph:

          (n) Guarantor Defaults. Any Person executing a guaranty of the Company's obligations under this Agreement (each a "Guarantor") fails in any material respect to perform or observe any term, covenant or agreement in the Guaranties; or any such guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

     4. Effective Date. This Waiver and Amendment will become effective (the "Effective Date") on the later of the date of this Waiver and Amendment and the date that each of the following conditions is satisfied, or waived by the Agents and the Banks

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          (a) The Agent has received from the Company and each of the
Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver and Amendment.

          (b) The Agent has received a Guaranty, in form and substance acceptable to the Agent and the Banks, executed by each Subsidiary. The Guaranty shall constitute a "Loan Document," as defined in the Credit Agreement.

          (c) The Agent has received evidence, in form and substance acceptable to the Agent, of the due formation of each Subsidiary and of the due authorization of the execution of the Guaranty.

          (d) All representations and warranties contained herein are true and correct as of the Effective Date.

     5. Balance Sheets. The Company shall, no later than 90 days after the date of this Waiver and Amendment, provide to the Banks through the Agent balance sheets for each of the Subsidiaries, dated as of the Effective Date.

     6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     7. Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

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          (b) This Waiver and Amendment shall be binding upon and
inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

          (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of the Credit Agreement.

          (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

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     8.  Correction of Error.  On the signature page of the original
Credit Agreement, one of the Banks was incorrectly described as NationsBank, N.A. The correct name of the Bank is NationsBank of Texas, N.A.

ROSS STORES, INC.                BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION,
                                 as Agent
By:/s/John Call
                                 By: /s/Christine E. Cordi
Title: Senior Vice President           Christine E. Cordi
                                       Vice President

BANK OF AMERICA NATIONAL TRUST   WELLS FARGO BANK, N.A.
AND SAVINGS ASSOCIATION,         as a Bank
as a Bank
                                 By: /s/ Frieda Youlios
By:/s/Hagop V. Bouldoukian
      Hagop V. Bouldoukian       Printed Name Frieda Youlios
      Vice President             Title Vice President

                                 By: /s/ Mark Haberecht

                                 Printed Name Mark Haberecht
                                 Title Assistant Vice President

BANQUE NATIONALE DE PARIS,       NATIONSBANK OF TEXAS, N. A.,
as a Bank                        as a Bank

By: /s/Katherine Wolfe           By:   /s/ Brad DeSpain
                                       Brad DeSpain
Printed Name Katherine Wolfe           Senior Vice President
Title Vice President

By:   /s/ Debra Wright
      Debra Wright
      Vice President

THE BANK OF NEW YORK,
as a Bank

By:   /s/William A. Kerr
      William A. Kerr
      Senior Vice President

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                               EXHIBIT A
                             SUBSIDIARIES

Texflo, Inc., a California corporation
Ross Stores Texas, L.P., a Texas limited partnership
Ross Florida Dress For Less, L.C., a Florida limited liability company Ross Stores Resources, Inc., a California corporation
Ross Stores Administration Company, a California corporation
Ross Stores Asset Management Company, a California corporation
Ross Stores Asset I Company, a California corporation
Ross Stores Asset II Company, a California corporation